LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Partners Classic Values Fund

Supplement Dated September 11, 2007

to the

Statement of Additional Information Dated April 16, 2007

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the section captioned “Portfolio Manager Disclosure” in the currently effective Statement of Additional Information of Legg Mason Partners Classic Values Fund (the “fund”):

Effective September 10, 2007, Richard A. Begun has replaced Sean Reidy as Co-Portfolio Manager of the fund.

The table below identifies the number of accounts (other than the fund with respect to which information is provided) for which Mr. Begun has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Mr. Begun manages no other investment companies, pooled investment vehicles or other accounts where fees are based on performance. Unless noted otherwise, all information provided is as of September 11, 2007.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard A. Begun	1 registered investment company with $1.6 billion in total assets under management	None	None

Portfolio Manager Compensation

Mr. Olstein’s compensation is derived from the profits of Olstein Capital Management, L.P. (“Olstein”), as he is the primary equity owner of Olstein’s corporate general partner. Other investment professionals, including Mr. Begun, receive a base salary plus incentive compensation determined by Mr. Olstein. The incentive compensation may be as much as 100% of the base salary and is determined as a percentage of pre-tax profits of Olstein, which is related to the amount of assets under management. Approximately 60% of an individual’s incentive compensation is based on how well the portfolio performs over rolling 3-year periods, and the remaining 40% of the incentive compensation is based on the individual’s performance.

As of the date of this supplement, Mr. Begun owns no shares of the fund.

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